UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 19, 2010

SheerVision, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27629	23-2426437
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4030 Palos Verdes Drive N., Suite 104, Rolling Hills, CA	90274
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 265-8918

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities

On February 19, 2010, the Board of Directors of the Registrant authorized the grant of five-year warrants to acquire 200,000 shares of common stock, par value $0.001 per share of the Registrant (the “Common Stock”) at an exercise price of $0.04 per share in partial consideration for services being rendered by a financial and strategic advisor to the Registrant. The warrants may be exercisable on a cashless or net issuance basis and the warrants contain a registration right covering the resale of the Common Stock underlying the warrants.

The Registrant will issue the warrants referred to above in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 1.01    Entry into a Material Agreement

Item 3.03    Material Modification of Rights to Security Holders

Effective as of February 19, 2010, the Board of Directors of the Registrant adopted a Rights Agreement (the “Rights Agreement”) and, subject to entering into such agreement, authorized and declared a dividend of one common share purchase right (a “Right”) for each outstanding share of Common Stock. The dividend is payable on February 19, 2010, to the stockholders of record on that date (the  “Record Date”), and with respect to shares of Common Stock issued thereafter until the Distribution Date (as hereinafter  defined) or the expiration or earlier redemption or exchange of the Rights. Except as set forth below, each Right entitles the registered holder to purchase from the Registrant, at any time after the Distribution Date, one share of Common Stock at a price per share of $1,200, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are as set forth in the Rights Agreement.

Initially the Rights will be attached to all certificates representing shares of Common Stock then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the shares of Common Stock upon the earlier to occur of (i) 10 days after the public announcement of a person's or group of affiliated or associated persons' having acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock or, in the case of any Person or group of affiliated or associated persons' beneficially owning in excess of 15% of the outstanding shares of Common Stock as of February 19, 2010, the increase in the beneficial ownership of such person or group of affiliated or associated person by 1% or more (such person or group being hereinafter referred to as an “Acquiring Person”); or (ii) 10 days (or such later date as the Board of Directors may determine) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group's becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”).

The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with, and only with, the shares of Common Stock. Until the Distribution  Date (or  earlier  redemption  or  expiration),  new Common  Stock certificates issued after the Record Date upon  transfer or new  issuance of shares of Common  Stock will contain a notation incorporating  the  Rights Agreement by reference.  Until the Distribution  Date (or earlier  redemption or expiration of the Rights), the surrender for transfer of any  certificates for shares of Common  Stock  outstanding  as of the Record  Date, will also constitute the transfer of the Rights associated with the shares of Common Stock represented  by  such  certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the “Right Certificates”) will be mailed to holders of record of the shares of Common Stock as of the close of business on the Distribution Date (and to each initial record holder of certain shares of Common Stock issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on  February 19, 2015 (the “Final Expiration Date”), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Registrant, in each case, as described below.

In the event that any person becomes an Acquiring Person (except pursuant to a tender or exchange offer or other offer which is for all outstanding shares of Common Stock at a price and on terms which a majority of certain members of the Board of Directors determines to be adequate and in the best interests of the Registrant, its stockholders and other relevant constituencies, other than such Acquiring  Person, its  affiliates and associates (a “Permitted Offer”)), each holder of a Right will thereafter  have the right (the “Flip-In Right”) to acquire one share of Common Stock for a purchase  price equal to 33⅓% of the then current market price.  Notwithstanding the foregoing, all Rights that are, or were, beneficially owned by an Acquiring Person or any affiliate or associate thereof will be null and void and not exercisable.

In the event that, at any time  following the  Distribution  Date,  (i) the Registrant is acquired in a merger or other business combination  transaction in which the holders of all of the outstanding  shares of Common Stock  immediately prior to the  consummation  of the transaction are not the holders of all of the surviving  corporations' voting power, or (ii) more than 50% of the Registrant's assets or  earning  power is sold or  transferred,  then each  holder of a Right (except  Rights  which have been  previously  voided as set forth  above)  shall thereafter have the right (the “Flip-Over Right”) to receive, upon exercise and payment of the Purchase Price, shares of Common Stock of the acquiring  company having a value equal to two times the Purchase  Price. If a transaction would otherwise result in a holder's having a Flip-In as well as a Flip-Over Right, then only the Flip-Over Right will be exercisable; if a transaction results in a holder's having a Flip-Over Right subsequent to a transaction resulting in a holder's having a Flip-In Right, a holder will have Flip-Over Rights only to the extent such holder's Flip-In Rights have not been exercised.

The  Purchase  Price  payable,  and the number of shares of Common Stock or other  securities or property  issuable,  upon exercise of Rights are subject to adjustment  from time to time to  prevent  dilution  (i) in the event of a stock dividend on, or a subdivision,  combination, or  reclassification of the Common Stock, (ii) upon the grant to  holders  of  shares of Common  Stock of  certain rights or warrants to  subscribe  for or purchase  Common  Stock at a price,  or securities convertible into shares of Common Stock with a conversion price, less than the then  current  market  price of the  Common  Stock,  or (iii)  upon the distribution to  holders of the shares of Common Stock of evidences of indebtedness or assets (excluding  regular  periodic cash dividends paid out of earnings or retained earnings or dividends payable in shares of Common Stock) or of  subscription  rights or warrants (other  than  those  referred  to above). However, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1%.

No fractional shares of Common Stock will be issued and in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading day prior to the date of exercise.

At any time prior to the time a person becomes an Acquiring Person, the Board of Directors of the Registrant may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

At any time after any person becomes an Acquiring Person and prior to the acquisition by such person or group of shares of Common Stock representing 50% or more of the then outstanding shares of Common Stock, the Board of Directors of the Registrant may exchange the Rights (other than Rights which have become null and void), in whole or in part for shares of Common Stock, at an exchange ratio of one share of Common Stock per Right (subject to adjustment).

All of the provisions of the Rights Agreement may be amended prior to the Distribution Date by the Board of Directors of the Registrant for any reason it deems appropriate. Prior to the Distribution Date, the Board is also authorized, as it deems  appropriate, to lower the thresholds for  distribution and Flip-In Rights to not less than the greater of (i) any percentage greater  than the largest percentage  then held by any stockholder (other than certain exempted parties), or (ii) 10%. After the Distribution Date, the provisions of the Rights Agreement  may be  amended  by the  Board  of  Directors  in  order  to cure any ambiguity, defect or inconsistency, to make changes  which do not  adversely affect the interests of holders of Rights (excluding  the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Rights Agreement.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Registrant, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Registrant,  stockholders  may,  depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

Notwithstanding anything herein to the contrary, no Right shall constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of Rights or the issuance of securities upon exercise of the Rights in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such states.

Notwithstanding  the foregoing, the Rights shall not be exercisable  under any circumstances unless  there shall be at the time of exercise an  effective registration statement under the Securities Act of 1933, as amended, relating to the  issuance of the shares of Common  Stock  issuable upon the exercise or exchange of the Rights.

A copy of the  Rights Agreement shall be filed with the Securities and Exchange Commission as an Exhibit to the Registrant's Registration Statement on Form 8-A with respect to the Rights filed with the Securities and Exchange Commission (Commission  File No. 00027629). A copy of the Rights Agreement is available free of charge from the Registrant. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement which is attached as Exhibit 4.1 hereof and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Secretary

Effective February 19, 2010, the Registrant appointed Patrick Adams as Secretary of the Registrant. Mr. Adams serves also as the Registrant’s Chief Financial Officer, a position he has held since April 2009.

Prior to joining the Registrant, Mr. Adams was Chief Financial Officer for Dualstar Entertainment Group, Inc. from 2007 until 2008 and for Performance Publishing Group, Inc. from 1994 until 2007. He has over 25 years of experience in operational finance and accounting positions. Prior to his position at Performance Publishing Group, Inc. he held management positions in large, publicly held companies including Northwest Natural Gas Company (NYSE), The Times Mirror Company (NYSE), and Knott’s Berry Farm. He holds a Master of Business Administration degree from American University in Washington, D.C. and a Bachelor of Arts degree from Duke University in Durham, North Carolina.

Entry into Employment Agreements

On February 19, 2010, the Registrant entered into employment agreements with each of Suzanne Lewsadder, Chief Executive Officer of the Registrant, and Patrick Adams, Chief Financial Officer and Secretary of the Registrant.

Ms. Lewsadder’s employment agreement provides for an annual salary of $175,000 while Mr. Adams’s employment agreement provides for an annual salary of $106,000. On each anniversary of the commencement of the employment agreements, the employment agreements provide for an annual increase in compensation to be determined by the Board of Directors of not less than 5% and that the Board of Directors may approve additional amounts based on the Registrant’s performance. In the case of Mr. Adams’s employment agreement, his base salary is subject to an additional 6% increase effective August 19, 2010, if it is anticipated that the Registrant will close the fiscal year with an operating profit. In addition, Mr. Adams is entitled to a minimum guaranteed annual bonus of $25,000. Ms. Lewsadder and Mr. Adams are eligible under the terms of their employment agreements to participate in standard company employee benefit plans or programs as are made available to top executive personnel.

Both agreements are for four-year terms ending on February 19, 2014, unless earlier terminated in accordance with the terms of the respective agreements. If there is a change of control, the employment agreements provide that all options, warrants or restricted shares which are unvested at the time of a change of control will immediately vest. In addition, the employment agreements provide that if employment is terminated for any reason (except voluntary termination by the employee under certain circumstances) following a change of control, then the employee is entitled to two times the employee’s then current salary.

Change of control is deemed to have occurred under the employment agreements upon:

(i)           the consummation of the sale or transfer of voting power representing effective control of the Registrant to a person or group who on February 19, 2010 is a non-affiliate,

(ii)           the consummation of a merger or consolidation in which the Registrant is a constituent corporation and its stockholders immediately prior thereto beneficially own, immediately thereafter, less than a majority of the voting power of the Registrant or any surviving or new corporation resulting therefrom, or

(iii)           the consummation of a sale or disposition of all or substantially all of the Registrant’s assets.

The employment agreements further provide that if the employment of the employee is terminated by the Registrant as a result of the employee’s death, disability or without cause or terminated by the employee as a result of default by the Registrant in its obligations under the employment agreement or as a result of an adverse change in duties, then the employee is entitled to a lump sum severance payment equal to the then current annual salary in addition to all unpaid compensation through the date of termination.

The foregoing description of employment agreements is not complete and is qualified in its entirety by reference to the text of the employment agreements, which is filed as Exhibits 10.1 and 10.2 respectively and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Effective February 19, 2010, the Board of Directors of the Registrant adopted two amendments to its by-laws to regulate the introduction of business at annual meetings of stockholders and the nomination of directors to serve on the Board of Directors.

Introduction of Business at Annual Meeting of Stockholders

At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the annual meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for herein, who shall be entitled to vote at such annual meeting and who complies with the notice procedures set forth in this amendment. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered or mailed to, and received at, the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the annual meeting, regardless of any postponement, deferrals, or adjournments of that meeting to a later date; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting the following:

(i)           a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(ii)           the name and address, as they appear on the corporation's books, of the stockholder proposing such business;

(iii)           the class and number of shares of the corporation which are beneficially owned by the stockholder; and

(iv)           any material interest of the stockholder in such business.

Notwithstanding anything in the by-laws of the Registrant to the contrary, no business shall be conducted at the stockholder meeting, except in accordance with the notice procedures set forth in this amendment. The chairman of the meeting, as determined in accordance with the by-laws, shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and, in accordance with the provisions of these by-laws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this amended section of the by-laws, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder with respect to the matters set forth in this amended section of the by-laws.

Nomination of Directors

Only persons who are nominated in accordance with the procedure set forth in the by-laws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for herein, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice provision set forth in this amendment. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered or mailed to, and received at, the principal executive offices of the corporation not less than 60 days, nor more than 90 days, prior to the meeting, regardless of postponements, deferrals, or adjournments of that meeting to a later date; provided, however, that in the event that less than 70 days' notice or public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting or such public disclosure was made. Such stockholder's notice shall contain the written consent of each proposed nominee to serve as a director if so elected and shall set forth the following:

(i)           as to each person whom the stockholder proposes to nominate for election or reelection as a director and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee (A) the name, age, residence address, and business address of each proposed nominee and of each such person; (B) the principal occupation or employment, and the name, type of business, and address of the corporation or other organization in which such employment is carried on, of each proposed nominee and of each such person; (C) the amount of stock of the corporation owned beneficially, either directly or indirectly, by each proposed nominee and each such person; and (D) a description of any arrangement or understanding of each proposed nominee and of each such person with each other or any other person regarding future employment or any future transaction to which the corporation will or may be a party; and

(ii)           as to the stockholder giving the notice (A) the name and address, as they appear on the corporation's books, of such stockholder; and (B) the class and number of shares of the corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder's notice or nomination which pertains to the nominee. Subject to the rights of holders of preferred stock, if any, no person shall be eligible to serve as a director of the corporation unless nominated in accordance with the procedures set forth in the by-laws.

The chairman of the meeting, determined in accordance with these By-Laws, shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the by-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this amended section of the by-laws.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

3.1	Form of Amended By-laws: Sections 1.11 and 2.17

4.1	Form of Rights Agreement, effective as of February 19, 2010, between the Registrant and Continental Stock Transfer & Trust Company, as rights agent

10.1	Form of Employment Agreement, dated as of February 19, 2010, between the Registrant and Suzanne Lewsadder

10.2	Form of Employment Agreement, dated as of February 19, 2010, between the Registrant and Patrick Adams

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 25, 2010

SHEERVISION, INC.

By: /s/ Suzanne Lewsadder
Name: Suzanne Lewsadder
Title: Chief Executive Officer